Supplement dated December 17, 2012 to the Prospectus dated May 1, 2012 for the Pacific Select Variable Annuity II contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein.

“We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2012, as supplemented.

On or about January 1, 2013, the portfolio manager for the Pacific Select Fund Large-Cap Growth Investment Option will be replaced with BlackRock Investment Management, LLC and the portfolio manager for the Pacific Select Fund Mid-Cap Equity Investment Option will be replaced with Scout Investments, Inc.

For more information on the manager changes, see the Pacific Select Fund prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.htm.

Form No.:	PSVA2SUP1212